Standards issued but not yet effective	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Standards issued but not yet effective
29. Standards issued but not yet effective
Certain new accounting standards and interpretations have been published that are not mandatory for December 31, 2019 reporting periods and have not been early adopted by the Group. These standards are not expected to have a material impact on the entity in the current or future reporting periods and on foreseeable future transactions.